Exhibit 10.14

EXECUTION VERSION

FIRST AMENDMENT

TO

AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of December 20, 2013

Among

PARSLEY ENERGY, L.P.,

as Borrower,

PARSLEY ENERGY MANAGEMENT, LLC,

as General Partner,

PARSLEY ENERGY, LLC,

as Parent,

WELLS FARGO BANK, NATIONAL ASSOCIATION,

as Administrative Agent,

JPMORGAN CHASE BANK, N.A.,

as Syndication Agent,

BMO HARRIS BANK, N.A.,

as Documentation Agent,

and

The Lenders Party Thereto

WELLS FARGO SECURITIES, LLC

Sole Lead Arranger and Sole Bookrunner

FIRST AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “First Amendment”) dated as of December 20, 2013, is among Parsley Energy, L.P., a limited partnership duly formed and existing under the laws of the state of Texas (the “Borrower”); Parsley Energy Management, LLC, a Texas limited liability company (the “General Partner”); Parsley Energy, LLC, a Delaware limited liability company (the “Parent”); each of the undersigned guarantors (the “Guarantors”, and together with the Borrower, the General Partner and the Parent, the “Obligors”); each of the Lenders from time to time party hereto; Wells Fargo Bank, National Association (in its individual capacity, “Wells Fargo”), as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”); JPMorgan Chase Bank, N.A., as syndication agent for the Lenders (in such capacity, together with its successors in such capacity, the “Syndication Agent”); and BMO Harris Bank, N.A., as documentation agent for the Lenders (in such capacity, together with its successors in such capacity, the “Documentation Agent”).

R E C I T A L S

A. The Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of October 21, 2013 (the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.

B. The Administrative Agent and Chambers Energy Management, LP have entered into, and the Borrower, the General Partner, the Parent and certain of the Parent’s Subsidiaries have acknowledged, that certain Amended and Restated Intercreditor Agreement, dated as of October 21, 2013 (the “Intercreditor Agreement”).

C. Parent has formed a new subsidiary, Parsley Energy, Inc., a Delaware corporation (“New Sub”);

D. Pursuant to the Credit Agreement, New Sub is required to join certain of the Security Instruments and become a Loan Party under the Loan Documents;

E. The Borrower has requested that the Lenders waive the requirement that New Sub join the applicable Security Instruments for the period commencing on the date of formation of New Sub and ending on the date that is 30 days after the First Amendment Effective Date (as defined below), and the Lenders party hereto have agreed to such request.

F. The Borrower has requested and the Administrative Agent and the Lenders have agreed to amend the Credit Agreement, subject to the terms and conditions of the First Amendment.

G. NOW, THEREFORE, to induce the Administrative Agent and the Lenders to enter into this First Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this First Amendment (unless otherwise indicated). Unless otherwise indicated, all section references in this First Amendment refer to sections of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendments to Section 1.02 – Certain Defined Terms.

(a) The following definition is hereby added where alphabetically appropriate to read as follows:

“First Amendment” means that certain First Amendment to Amended and Restated Credit Agreement, dated as of December 20, 2013, among the Borrower, the General Partner, the Parent, the Administrative Agent and the Lenders party thereto.

Section 3. Assignments and Reallocation of Commitments and Loans; Borrowing Base Increase.

3.1 Assignments and Reallocation of Commitments and Loans. Each Lender party to the Credit Agreement immediately prior to the First Amendment Effective Date (used herein as defined below) has, in consultation with the Borrower, agreed to reallocate its respective Maximum Credit Amount and Commitment. The Administrative Agent and the Borrower hereby consent to such reallocation. On the First Amendment Effective Date, and after giving effect to such reallocations, the Maximum Credit Amount and Commitment of each Lender shall be as set forth on Annex I of this First Amendment, which Annex I supersedes and replaces Annex I to the Credit Agreement. With respect to such reallocation, each Lender shall be deemed to have acquired the Maximum Credit Amount and Commitment allocated to it from each of the other Lenders pursuant to the terms of the Assignment and Assumption attached as Exhibit G to the Credit Agreement as if the Lenders had executed an Assignment and Assumption with respect to such allocation. On the First Amendment Effective Date, the Administrative Agent shall take the actions specified in Section 12.04(b)(v) of the Credit Agreement, including recording the assignments described herein in the Register, and such assignments shall be effective for purposes of the Credit Agreement. If on the First Amendment Effective Date, any Eurodollar Loans have been funded, then the Borrower shall be obligated to pay any breakage fees or costs that are payable pursuant to Section 5.02 of the Credit Agreement, in connection with the reallocation of such outstanding Eurodollar Loans to effectuate the provisions of this paragraph.

3.2 Borrowing Base Redetermination. For the period from and including the First Amendment Effective Date to but excluding the next Redetermination Date, the amount of the Borrowing Base shall be equal to $240,000,000. Notwithstanding the foregoing, the Borrowing Base may be subject to further adjustments from time to time pursuant to Sections 2.07(e), 2.07(f), 8.12(c) or 9.12(d) or pursuant to Section 3.3 of this First Amendment.

3.3 Automatic Increase of Borrowing Base Upon Purchase of Certain Assets. The Borrower has informed the Administrative Agent and the Lenders that it has entered into an agreement to acquire certain Oil and Gas Properties from Merit Energy Corporation (such acquisition, the “Acquisition”). The Acquisition is expected to occur on or about December 30, 2013. Upon the date of the consummation of the Acquisition (the “Acquisition Closing Date”), the Borrowing Base then in effect shall be increased to $280,000,000 (subject to a corresponding adjustment thereto to reflect any increases or reductions to the Borrowing Base pursuant to the terms of the Credit Agreement during the period from the date hereof through and including the Acquisition Closing Date); provided that it is a condition precedent to the effectiveness of such increase that the Borrower shall deliver to the Administrative Agent on the Acquisition Closing Date (i) a certificate of a Responsible Officer certifying that the Acquisition has been consummated, (ii) satisfactory title information on at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition and (iii) duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that the Mortgaged Properties represent at least 80% of the total value of the proved Oil and Gas Properties of the Borrower and the Subsidiaries after giving effect to the Acquisition.

Section 4. Conditions of Effectiveness. This First Amendment will become effective on the date on which each of the following conditions precedent are satisfied or waived (the “First Amendment Effective Date”):

(a) The Administrative Agent shall have received from the Borrower, the General Partner, the Parent, each other Obligor and the Lenders, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Person.

(b) The Administrative Agent shall have received that certain First Amendment to Amended and Restated Intercreditor Agreement among the Administrative Agent and Chambers Energy Management, LP, and acknowledged by the Borrower, the General Partner, the Parent and certain of the Parent’s Subsidiaries, which shall be in form and substance satisfactory to the Administrative Agent and the Lenders.

(c) The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof.

(c) The Administrative Agent shall have received duly executed Notes payable to each Lender to the extent requested by such Lender, in a principal amount equal to the applicable new Maximum Credit Amount of such Lender, dated as of First Amendment Effective Date.

(d) The Administrative Agent shall have received, together with title information previously delivered to the Administrative Agent, satisfactory title information on at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated by the most recently delivered Reserve Report.

(e) The Administrative Agent shall have received duly executed and notarized deeds of trust and/or mortgages or supplements to existing deeds of trust and/or mortgages in form satisfactory to the Administrative Agent, to the extent necessary so that (i) the Mortgaged Properties represent at least 80% of the total value of the Oil and Gas Properties of the Borrower and the Subsidiaries evaluated by the most recently delivered Reserve Report.

(f) No Default or Event of Default shall have occurred and be continuing as of the First Amendment Effective Date.

(g) The Administrative Agent shall have received such other documents as the Administrative Agent or its special counsel may reasonably require.

The Administrative Agent is hereby authorized and directed to declare this First Amendment to be effective when it has received documents confirming compliance with the conditions set forth in this Section 4 or the waiver of such conditions as agreed to by the Lenders. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.

Section 5. Limited Waiver With Respect to New Sub. Pursuant to Section 8.13(b) of the Credit Agreement, each Lender party hereto hereby waives the requirement that New Sub join the applicable Security Instruments and become a Loan Party under the Loan Documents solely with respect to the period commencing on the date of formation of New Sub and ending on the date that is 30 days from the First Amendment Effective Date (the “Waiver Period”) and agrees that it will not otherwise assert that an Event of Default, Default or other violation of any terms or conditions of any Loan Documents has occurred by reason of New Sub not being a Loan Party under the Loan Documents during the Waiver Period. For the avoidance of doubt, the parties hereto agree that the Lenders do not waive any of their rights under any of the Loan Documents except for their right to assert that an Event of Default, Default or other violation of any terms or conditions of any Loan Documents has occurred by virtue of New Sub not being a Loan Party under the Loan Documents during the Waiver Period. Without limitation of the foregoing, the foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose and shall not be deemed to constitute any course of dealing or other basis for altering any obligation of the Borrower or any right, privilege or remedy of the Administrative Agent or the Lenders under the Credit Agreement, the other Loan Documents, or any other contract or instrument. Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that consents or waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

Section 6. Miscellaneous.

(a) Confirmation. The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

(b) Ratification and Affirmation; Representations and Warranties. Each Obligor hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby; (c) agrees that from and after the First Amendment Effective Date each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment: (i) all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects (except that any representation and warranty that is qualified by materiality shall be true and correct in all respects) as of such specified earlier date, (ii) no Default or Event of Default has occurred and is continuing and (iii) no event, development or circumstance has occurred or exists that has resulted in, or could reasonably be expected to have, a Material Adverse Effect.

(c) Counterparts. This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this First Amendment by telecopy, facsimile, as an attachment to an email or other similar electronic means shall be effective as delivery of a manually executed counterpart of this First Amendment.

(d) NO ORAL AGREEMENT. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES.

(e) GOVERNING LAW. THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

(f) Loan Document. This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

(g) Payment of Expenses. In accordance with Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable and documented out-of-pocket costs and expenses incurred in connection with this First Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

(h) Severability. Any provision of this First Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(i) Successors and Assigns. This First Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officer(s) as of the day and year first above written.

BORROWER:	PARSLEY ENERGY, L.P.

	By:	PARSLEY ENERGY MANAGEMENT, LLC, its general partner

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GENERAL PARTNER:	PARSLEY ENERGY MANAGEMENT, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

PARENT:	PARSLEY ENERGY, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	President

GUARANTOR:	PARSLEY ENERGY OPERATIONS, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

GUARANTOR:	PARSLEY ENERGY AVIATION, LLC

	By:	/s/ Bryan Sheffield
	Name:	Bryan Sheffield
	Title:	Manager

[First Amendment Signature Page]

ADMINISTRATIVE AGENT, ISSUING BANK AND LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION

	By:	/s/ Greg Smothers
	Name:	Greg Smothers
	Title:	Director

[First Amendment Signature Page]

SYNDICATION AGENT AND LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Mark E. Olson
	Name:	Mark E. Olson
	Title:	Authorized Officer

[First Amendment Signature Page]

DOCUMENTATION AGENT AND LENDER:	BMO HARRIS BANK, N.A.

	By:	/s/ Gumaro Tijerina
	Name:	Gumaro Tijerina
	Title:	Managing Director

[First Amendment Signature Page]

LENDER:	MORGAN STANLEY BANK, N.A.

	By:	/s/ Kelly Chin
	Name:	Kelly Chin
	Title:	Authorized Signatory

[First Amendment Signature Page]

LENDER:	CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

	By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

	By:	/s/ Michael Spaight
	Name:	Michael Spaight
	Title:	Authorized Signatory

[First Amendment Signature Page]

LENDER:	BOKF NA DBA BANK OF TEXAS

	By:	/s/ Matt Chase
	Name:	Matt Chase
	Title:	Vice President

[First Amendment Signature Page]

LENDER:	WESTERN NATIONAL BANK

	By:	/s/ Jack Herndon
	Name:	Jack Herndon
	Title:	Senior Vice President

[First Amendment Signature Page]

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount
Wells Fargo Bank, National Association	25.000%	$187,500,000.00
JPMorgan Chase Bank, N.A.	19.250%	$144,375,000.00
BMO Harris Bank, N.A.	19.250%	$144,375,000.00
Morgan Stanley Bank, N.A.	10.500%	$78,750,000.00
Credit Suisse AG, Cayman Islands Branch	10.500%	$78,750,000.00
BOKF NA dba Bank of Texas	8.500%	$63,750,000.00
Western National Bank	7.000%	$52,500,000.00

TOTAL	100.00%	$750,000,000.00

Annex I to First Amendment